UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  July 2, 2010 (December 28, 2009)

CLICKER Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-32923	33-0198542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18952 MacArthur Blvd, Suite 210, Irvine, CA 92612
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 486-3990

Copy of correspondence to:

Michael Ference, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.

Cortell Debt Conversion

On April 23, 2010, CLICKER Inc. (the “Company”) entered into an Exchange Agreement with Cortell Communications, Inc. (“Cortell”), which was amended on April 27, 2010, pursuant to which Cortell exchanged an outstanding promissory note in the face amount of $70,000, which had accrued interest of $2,100, for a $72,100 convertible debenture (the “Debenture”).  The Debenture does not accrue interest and matures on April 23, 2011.  Cortell has the right to convert all or a portion of the principal into shares of common stock of the Company at a conversion price per share equal to the lesser of (i) forty percent (40%) of the average of the closing bid price of the Company’s common stock (“Common Stock”) during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP or (ii) forty percent (40%) of the closing price of the Common Stock on April 23, 2010.

Greystone Private Placement

On July 2, 2010, CLICKER Inc. (the “Company”) entered into two Securities Purchase Agreements with Greystone Capital Partners, Inc., an accredited investor (“Greystone”), providing for the sale by the Company to Greystone of (i) a convertible debenture in the principal amount of $50,000 (the “First Debenture”) and (ii) a convertible debenture in the principal amount of $20,000 (the “Second Debenture”, and together with the First Debenture, the “Debentures”).

The Debentures mature on the first anniversary of the date of issuance (the “Maturity Date”) and bear interest at the annual rate of 10%.  The Company is not required to make any payments on the Debentures until the Maturity Date.

Greystone may convert, at any time, the outstanding principal and accrued interest on the First Debenture into shares of Common Stock at a conversion price per share equal to the lesser of (i) forty percent (40%) of the lowest closing price of the Common Stock during the 10 trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP or (ii) forty percent (40%) of the closing price of the Common Stock on July 2, 2010.

Greystone may convert, at any time, the outstanding principal and accrued interest on the Second Debenture into Common Stock at a conversion price per share equal to the lesser of (i) thirty-five percent (35%) of the lowest closing price of the Common Stock during the 10 trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP or (ii) thirty-five percent (35%) of the closing price of the Common Stock on July 2, 2010.

Greystone has agreed to restrict its ability to convert the Debentures and receive shares of Common Stock such that the number of shares of Common Stock held by Greystone in the aggregate and its affiliates after such conversion does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

Previous Sales of Unregistered Securities

On December 28, 2009, we issued 18,362 shares of our common stock upon conversion of $8,042.44 of an outstanding convertible debenture held by Thalia Woods Management, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)

On January 14, 2010, we issued 20,000 shares of our common stock to Tyson Le, our Secretary, for consulting services rendered. The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act.

On January 14, 2010, we issued 16,667 shares of our common stock to an employee for consulting services rendered. The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act.

On January 15, 2010, we issued an aggregate of 51,667 shares of our common stock to two employees for consulting services rendered. The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act.

On January 21, 2010, we issued 22,217 shares of our common stock upon conversion of $3,332.43 of an outstanding convertible debenture held by Lotus Funding Group, LLC. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On January 21, 2010, we issued 22,217 shares of our common stock upon conversion of $8,331.09 of an outstanding convertible debenture held by Painted Post Group, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On February 18, 2010, we effected a reverse stock split of common stock whereby every 300 shares of common stock were converted into one share of common stock (rounding up for fractional shares).  All references to share issuances in this Current Report on Form 8-K have been adjusted to reflect this reverse stock split.

On April 12, 2010, we issued 26,666,666 shares of our common stock to Junior Capital Inc., a corporation controlled by Albert Aimers, our Chief Executive Officer, for the retirement of $800,000 in accrued debt and compensation owed to Mr. Aimers.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act.

On April 21, 2010, we issued 1,356,664 shares of our common stock upon conversion of $47,211.09 of an outstanding convertible debenture held by Lotus Funding Group, LLC. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 3, 2010, we issued 636,579 shares of our common stock upon conversion of $24,190 of an outstanding convertible debenture held by Painted Post Group, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 3, 2010, we issued 1,431,470 shares of our common stock upon conversion of $54,181.13 of an outstanding convertible debenture held by Thalia Woods Management, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 4, 2010, we issued 1,363,434 shares of our common stock upon conversion of $42,266.45 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 4, 2010, we issued 1,499,170 shares of our common stock upon conversion of $45,424.85 of an outstanding convertible debenture held by Cortell Communications Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 6, 2010, we issued 1,670,407 shares of our common stock upon conversion of $49,109.96 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 10, 2010, we issued 1,845,863 shares of our common stock upon conversion of $53,607.09 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 14, 2010, we issued 1,942,808 shares of our common stock upon conversion of $46,627.40 of an outstanding convertible debenture held by Thalia Woods Management, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 17, 2010, we issued 1,587,051 shares of our common stock upon conversion of $26,675.15 of an outstanding convertible debenture held by Cortell Communications Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 20, 2010, we issued 2,128,200 shares of our common stock upon conversion of $42,564.01 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 21, 2010, we issued 2,128,200 shares of our common stock upon conversion of $21,282 of an outstanding convertible debenture held by Lotus Funding Group, LLC. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 21, 2010, we issued 2,160,126 shares of our common stock upon conversion of $49,682.91 of an outstanding convertible debenture held by Thalia Woods Management, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 25, 2010, we issued 2,351,750 shares of our common stock upon conversion of $43,272.20 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On May 27, 2010, we issued 2,459,540 shares of our common stock upon conversion of $45,255.54 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On June 3, 2010, we issued 2,582,272 shares of our common stock upon conversion of $32,020.17 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On June 3, 2010, we issued 1,611,679 shares of our common stock upon conversion of $10,153.22 of an outstanding convertible debenture held by Lotus Funding Group, LLC. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

On June 7, 2010, we issued 2,853,517 shares of our common stock upon conversion of $90,741.85 of an outstanding convertible debenture held by Greystone Capital Partners, Inc. The securities were issued in a private placement transaction pursuant to Regulation D under the Securities Act.

As of July 13, 2010, the Company had 58,868,502 shares of common stock issued and outstanding.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Exchange Agreement, dated as of April 23, 2010, by and between CLICKER Inc. and Cortell Communications, Inc.

10.02	Form of $72,100 Convertible Debenture, issued April 23, 2010

10.03	Amendment Agreement, dated as of April 27, 2010, by and between CLICKER Inc. and Cortell Communications, Inc.

10.04	Securities Purchase Agreement, dated as of July 2, 2010, by and between CLICKER Inc. and Greystone Capital Partners, Inc.

10.05	Form of $50,000 Convertible Debenture, issued July 2, 2010

10.06	Securities Purchase Agreement, dated as of July 2, 2010, by and between CLICKER Inc. and Greystone Capital Partners, Inc.

10.07	Form of $20,000 Convertible Debenture, issued July 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKER INC.

Dated: July 16, 2010	BY:	/s/ ALBERT AIMERS
Albert Aimers Chief Executive Officer

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